UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2009

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 18, 2009, StoneMor Partners L.P. (the “Partnership”), StoneMor GP LLC, the general partner of the Partnership, and StoneMor Operating LLC, a wholly owned subsidiary of the Partnership, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. (the “Underwriter”). The Underwriting Agreement provides for the issuance and sale by the Partnership, in an underwritten public offering, of up to 1,466,250 common units representing limited partner interests in the Partnership (“Common Units”) (including an option to purchase up to 191,250 additional Common Units to cover over-allotments, if any) (the “Units Offering”) at a price to the public of $17.00 per Common Unit.

The Partnership’s sale of the Common Units in the Units Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-144453).

The Partnership expects the Units Offering to close on November 24, 2009. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 18, 2009, the Partnership issued a press release announcing the pricing of its Units Offering. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The information regarding the press release provided in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act or the Exchange Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 18, 2009, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor Operating LLC and Raymond James & Associates, Inc.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding to tax matters.

23.1	Consents of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

99.1	Press Release issued November 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/S/ WILLIAM R. SHANE
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: November 19, 2009

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 18, 2009, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor Operating LLC and Raymond James & Associates, Inc.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding to tax matters.

23.1	Consents of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

99.1	Press Release issued November 18, 2009.

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